BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Equity Dividend Fund

BlackRock Funds II

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 6, 2018 to the Investor A1 Shares, Investor C1 Shares, Investor C2 Shares and/or Investor C3 Shares Prospectus, as applicable, of each Fund (each, a “Prospectus”)

Effective immediately, the following changes are made to the Prospectus of each Fund:

The section in each Fund’s Prospectus entitled “Account Information—Details About the Share Classes—Right of Accumulation” is deleted in its entirety and replaced with the following:

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, Investor C, C1, C2 and C3, Investor P, Institutional and Class K Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Shareholders should retain this Supplement for future reference.

PRO-ROA-PRI-0818SUP